SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 10, 2000
                                                        ------------------


                                CORECOMM LIMITED
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               (Exact Name of Registrant as Specified in Charter)


Bermuda                                0-24521                Not Applicable
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(State or Other Jurisdiction        (Commission             (IRS Employer
  of Incorporation)                  File Number)            Identification No.)



Cedar House, 41 Cedar Avenue, Hamilton, Bermuda             HM 12
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(Address of Principal Executive Offices)                   (Zip Code)


Registrant's Telephone Number, including area code (441) 295-2244
                                                  ----------------



           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.
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     On March 10, 2000,  CoreComm Limited ("COMM") announced that it had entered into a definitive agreement to acquire ATX Telecommunications Services, Inc. ("ATX"). ATX, a privately held company based in Philadelphia, Pennsylvania is a
"Smart  Build"  CLEC  and  integrated   communications   provider   serving  the
Mid-Atlantic states.

     Under the agreement, CoreComm will pay a total consideration of $900 million, consisting of: (i) approximately 12.4 million shares of CoreComm common stock ($500 million); (ii) $250 million of 3% Convertible Preferred Stock, which is convertible into CoreComm common stock at a stock price of $44.36 (representing a 10% premium to the current 10-day average price of $40.33 per share) and (iii) $150 million in cash, of which up to $70 million, at CoreComm's option, may be paid in senior notes with a two-year maturity. Under the agreement's cap provisions, the shares of common stock issued will be reduced if the CoreComm stock price at closing exceeds $46.38 per share, and the number of common shares underlying the Convertible Preferred Stock will be reduced if the CoreComm stock price at closing exceeds $44.36 per share. ATX has no indebtedness.

     The transaction is subject to regulatory and CoreComm shareholder approval and other customary closing conditions, and is expected to close during the summer of 2000.



Item 7.   Financial Statements and Exhibits.
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          Exhibits

99.1      Press Release, issued March 10, 2000

                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                CORECOMM LIMITED
                                (Registrant)


                                By: /s/  Richard J. Lubasch
                                ----------------------------
                                Name:    Richard J. Lubasch
                                Title:   Senior Vice President, General Counsel
                                          and Secretary



Dated:   March 10, 2000

                                  EXHIBIT INDEX
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Exhibit                                                             Page
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99.1      Press Release, issued March 10, 2000